                                                                  Exhibit 99.1


                              DEBT REPAYMENT AGREEMENT


     THIS DEBT REPAYMENT AGREEMENT (this "Agreement") is made as of the 28th day of September, 1998 (the "Effective Date") by and between COMMODORE APPLIED TECHNOLOGIES, INC., a Delaware corporation ("Applied"), and COMMODORE ENVIRONMENTAL SERVICES, INC., a Delaware corporation ("Environmental").

                               BACKGROUND OF AGREEMENT

     A. On August 22, 1997, Environmental agreed to lend to Applied the principal sum of Four Million ($4,000,000) Dollars (the "August 1997 Loan") pursuant to that certain 8% Convertible Promissory Note (the "August Note") of Applied in favor of Environmental. Applied received the proceeds of the August 1997 Loan on September 23, 1997.

     B. The outstanding principal amount of the August 1997 Loan, as of September 28, 1998, is Two Million Thirty-Nine Thousand One Hundred Thirty ($2,039,130) Dollars.

     C. On February 10, 1998, Environmental loaned to Applied the principal sum of Five Million Four Hundred Fifty Thousand ($5,450,000) Dollars (the "February 1998 Loan") pursuant to that certain Promissory Note dated February 10, 1998 (the "February Note") of Applied in favor of Environmental.

     D. The outstanding principal amount of the February 1998 Loan, as of September 28, 1998, is Four Million Six Hundred Twenty-Two Thousand Three Hundred Fifteen ($4,622,315) Dollars and, as of the Effective Date, the amount of principal and interest outstanding on the February 1998 Loan is Four Million Seven Hundred Sixteen Thousand and Seven Hundred Thirty-Four ($4,716,734) Dollars (the "Outstanding Amount of the February 1998 Loan").

     E. Applied owns ten million (10,000,000) shares (the "Separation Stock") of the issued and outstanding common stock of Commodore Separation Technologies, Inc., a Delaware corporation ("Separation").

     F. Environmental and Applied desire to effect certain agreements regarding repayment of the August 1997 Loan and the February 1998 Loan, all upon the terms and conditions hereinafter set forth.

                           PROVISIONS OF AGREEMENT

     For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:

     Section 1. Repayment of the Outstanding Amount of the February 1998 Loan. Notwithstanding the provisions of the February Note or of any of the other documents executed and delivered by the parties in connection with the February 1998 Loan, the parties now agree that repayment of the Outstanding Amount of the February 1998 Loan will be made by the following:

          (a) Subject to the provisions of Section 3 below, Environmental or its designee will either (a) acquire all of Applied's right, title and interest in and to the Separation Stock or (b) agree to extend the maturity of One Million One Hundred Fifty-Five Thousand Five Hundred Eighty-One ($1,155,581) Dollars of unpaid principal and Ninety-Four Thousand Four Hundred Nineteen ($94,419) Dollars of unpaid interest of the February 1998 Loan (as of September 28, 1998) until March 31, 2000;

          (b) Applied will issue to and Environmental will convert Two Million Ninety Thousand Eight Hundred and Seventy ($2,090,870) Dollars of the Outstanding Amount of the February 1998 Loan into 20,909 shares of its 6% preferred stock, Series B (the "Series B Preferred Stock") at the rate of one (1) share for each One Hundred ($100.00) Dollars of such debt; and

          (c) Subject to a reduction of such debt pursuant to Section 3(c)(i) hereof, Applied will issue to and Environmental will convert One Million Eighteen Thousand Eight Hundred Sixty-Four ($1,018,864) Dollars of the Outstanding Amount of the February, 1998 Loan into 10,189 shares of its 6% preferred stock, Series C (the "Series C Preferred Stock") at the rate of one (1) share for each One Hundred ($100) Dollars of such debt; and

          (d) Except as hereinafter provided, Applied will issue to Environmental its Amended Warrant for the Purchase of Shares of Common Stock No. 3/A for 1,500,000 Shares of Common Stock ("Amended Warrant"), in the form attached hereto as Exhibit "A" to purchase 1.5 million shares of Applied's common stock, which Amended Warrant will provide for an exercise price per share of Applied common stock subject to such warrant of $1.50. Provided, however, that the terms of the Amended Warrant shall be adjusted to reflect a value thereof not to exceed the sum of Three Hundred Thousand ($300,000) Dollars if, during the 1998 audit by Applied's external auditors, they determine that the value of the Amended Warrant exceeds Three Hundred Thousand
              ($300,000) Dollars. In that event, Environmental shall have the option to either accept the adjustment to the terms of the Amended Warrant or void it and in lieu thereof reinstate it with the original Warrant for the Purchase of Shares of Common Stock No. 3/A for 1,500,000 Shares of Common Stock before it was modified by the Amended Warrant.

         (e) Subject to the provisions of section 3 below, Applied will assign and does hereby assign to Environmental, and Environmental hereby accepts assignment of, that certain account receivable in the amount of Three Hundred Fifty-Seven Thousand ($357,000) Dollars owed to Applied by Separation (the "Separation Receivable") pursuant to that certain agreement
              dated the       day of         , 1997 by and between Applied
              and Separation, which amount represents payment due through the Effective Date.

All such transactions will be effective as of September 28, 1998 and the repayment amount for the February 1998 Loan will be the aggregate of the outstanding principal amount of and accrued but unpaid interest on such Loan as of such date.

    Section 2. Repayment of August 1997 Loan. Subject to the provisions of
Section 3 hereof, notwithstanding the provisions of the August Note or of any of the other documents executed and delivered by the parties in connection with the August 1997 Loan, the parties now agree that repayment of the August 1997 Loan will be made by the delivery by Applied to Environmental of Twenty Thousand Three Hundred Ninety-One (20,391) shares of Applied's 6% preferred stock. Series D (the "Series D Preferred Stock") at the rate of one (1) share for each One Hundred ($100.00) Dollars of such debt. Such transaction will be effective as of September 28, 1998 and the repayment amount for the August 1997 Loan will be the aggregate of the outstanding principal amount of and accrued but unpaid interest on such Loan as of such date.

    Section 3. Provisions Regarding Separation Stock and Separation Receivable.

    (a) As a condition precedent to the transactions described in Sections 1 and 2 hereof, Applied shall obtain two separate fairness opinions
(collectively, the "Fairness Opinions") as to (i) the transaction described in Section 1(a) hereof (the "First Fairness Opinion") and (ii) all other transactions to occur in accordance with Sections 1 and 2 (the "Second Fairness Opinion").

    (b) In the event that the conclusion expressed in the First Fairness Opinion is that the transaction described in Section 1(a) hereof is fair to Applied then

Environmental shall (i) tender of the Separation Stock as payment of One Million Two Hundred Twenty-Five Thousand Dollars ($1,250,000), and (ii) accept an assignment of the Separation Receivable as payment of Three Hundred Fifty-Seven Thousand ($357,000) Dollars, and (iii) accept issuance of the Series C Preferred Stock at the rate referred to in Section 1(c) hereof, against the unpaid principal of and interest on the February 1998 Loan as of September 28, 1998. In connection therewith, Applied will deliver to Environmental the share certificate(s) representing ownership of the Separation Stock and will execute and deliver to Environmental an appropriate executed stock power.

     (c) In the event that the conclusion expressed in the First Fairness Opinion concludes that the transaction described in Section 1(a) hereof is unfair to Applied because the lowest range of the value of the Separation Stock, as determined by the First Fairness Opinion, exceeds the highest range of the value of the debt referred to in section 1(c) hereof, as determined by the First Fairness Opinion, Environmental shall have the option, exercisable by delivery of written notice of its election under this Section 3(c) delivered to Applied not later than five (5) days following Environmental's receipt of the determination of the First Fairness Opinion, either

         (i) To accept tender of (A) the Separation Receivable as payment against Three Hundred Fifty-Seven Thousand ($357,000) Dollars of unpaid principal of the February 1998 Loan as of September 28, 1998, (B) the Separation Stock, valued at 110% of the lowest value within the range of value as established by the First Fairness Opinion as payment of a corresponding equal amount of the Outstanding Amount of the February, 1998 Loan valued at the highest value within the range of value as established by the First Fairness Opinion, and (C) accept tender of Series C Preferred Stock in such amount as is necessary to repay Environmental for the balance of the unpaid Outstanding Amount of the February 1998 Loan pursuant to Section (1) hereof.

         (ii) In lieu thereof, (A) to reject assignment of the Separation Receivable and to extend the maturity date of the One Million One Hundred Fifty-Five Thousand Five Hundred Eighty-One ($1,155,581) Dollars of unpaid principal and Ninety-Four Thousand Four Hundred Nineteen ($94,419) Dollars of unpaid interest of the February 1998 Loan until March 31, 2000 by the execution and delivery of an Amended And Restated Promissory Note in the form attached hereto as Exhibit B, (B) to receive a pledge of the Separation Stock as security for the February 1998 Loan, as amended, in connection with which the parties will execute and deliver a Stock Pledge Agreement in the form attached hereto as Exhibit C, and (C) to receive an option to purchase the Separation Stock for the Fair Value for a period of three years following the

                 Effective Date, in connection with which the parties will execute a Stock Option Agreement in the form attached hereto as Exhibit D.

     Section 4. Provisions Regarding Series B Preferred Stock. The Series B Preferred Stock will have the terms and conditions set forth in the Series B Preferred Stock Designation, the form of which is attached hereto as Exhibit E.

     Section 5. Provisions Regarding Series C Preferred Stock. The Series C Preferred Stock will have the terms and conditions set forth in the Series C Preferred Stock Designation, the form of which is attached hereto as Exhibit F.

     Section 6. Provisions Regarding Series D Preferred Stock. The Series D Preferred Stock will have the terms and conditions set forth in the Series D Preferred Stock Designation, the form of which is attached hereto as Exhibit G.

     Section 7. Provisions Regarding Registration Rights. The parties agree that, simultaneously with the execution and delivery of this Agreement, they will execute and deliver a Registration Rights Agreement in the form attached as Exhibit H.

     Section 8. Representations and Warranties of Applied.

Applied represents and warrants to Environmental as follows:

     8.1 Due Incorporation. Applied is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware; it has the corporate power and lawful authority to own, lease and operate its assets, properties and business and to carry on its business, all as now conducted. Applied is qualified to transact business in such jurisdictions other than the State of Delaware as the conduct of its business requires.

     8.2 Validity. This Agreement constitutes the legal, valid and binding obligation of Applied enforceable against it in accordance with its terms except as such enforcement may be limited by bankruptcy, insolvency or other laws of general application relating to or affecting creditors' rights or by general principles of equity limiting the availability of equitable remedies.

     8.3 Outstanding Stock. The authorized and issued and outstanding shares of the capital stock of Applied are as set forth in Applied's reports filed pursuant to the Securities Exchange Act of 1934, as amended. All issued shares of such capital stock are duly authorized, legally and validly issued, fully paid and nonassessable, and free of any liens or encumbrances. Applied does not have any other class of stock authorized or outstanding.

     8.4 Outstanding Options, Warrants, etc. Except as set forth on Schedule 8.4, there are no outstanding options, warrants, convertible securities, subscriptions or other agreements, commitments or rights of any nature to acquire any securities of Applied.

     8.5 No Liens. Applied owns outright and has good and marketable title to all of its assets, properties and business, including without limitation the Separation Shares, except such liens or encumbrances as are disclosed on
Schedule 8.5 hereof.

     8.6 No Breach. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not result in the breach of any of the terms or conditions of, or constitute a default under, the Certificate of Incorporation or By-Laws of Applied, or of any lease, mortgage, bond, indenture or material agreement, franchise or other agreement or instrument to which Applied is a party or by which it or any of its assets or properties are bound.

     Section 9. Covenants of Applied. Applied hereby makes the following promises to Environmental:

     9.1 Fairness Opinions. Promptly following the execution and delivery hereof by the parties, Applied will locate and retain a professional to render the Fairness Opinions. The identity and qualification of, and terms of remuneration to, such professional shall be reasonably acceptable to Environmental. The cost of obtaining the Fairness Opinions shall be borne by Applied. The Fairness Opinions shall be obtained as soon as possible following the execution and delivery hereof and in no event later than October 31, 1998. Applied will use its reasonable best efforts to cause Separation to provide such information as such professional reasonably may require in order to render such opinions. In the event that Applied fails to procure and deliver the First Fairness Opinion by October 31, 1998, the One Million One Hundred Fifty-Five Thousand Five Hundred Eighty-One ($1,155,581) Dollars of unpaid principal and Ninety-Four Thousand Four Hundred Nineteen ($94,419) Dollars of unpaid interest of the February 1998 Loan (calculated as of September 28, 1998) shall be due and payable according to the February Note.

     9.2 Corporate Action. Applied will take all corporate action necessary to enable Applied to perform fully its obligations under this Agreement, including without limitation any that may be required by the American Stock Exchange on which Applied's common stock is listed.

     Section 10. Publicity and Reporting Obligations. The parties will agree upon a joint announcement of the transactions contemplated to occur pursuant to this Agreement and shall report under the Securities and Exchange Act of 1934 of the execution and delivery of this Agreement and its substance in accordance with such announcement.

     Section 11. Merger of Prior Agreements. This Agreement contains the sole and entire agreement and understanding of the parties with respect to the subject matter hereof. Any and all prior discussions, negotiations, commitments and understandings relating thereto are hereby merged herein. This Agreement cannot be changed or modified orally, but only by a writing signed by parties hereto.

     Section 12. Benefits; Assignment. The covenants and agreements herein contained shall inure to the benefit of and be binding upon the parties hereto and their respective executors, administrators, heirs, successors and assigns. Without limiting the generality of the forgoing, Environmental may assign or otherwise transfer all or any part of this Agreement or the rights conferred herein.

     Section 13. Captions. The captions of the sections of this Agreement are made for convenience only and shall not control or affect the meaning or construction of any of the provisions of this Agreement.

     Section 14. Applicable Law. This Agreement shall be governed by the laws of the State of Delaware.

     Section 15. Severability. If any term or provision of this Agreement shall be held invalid or unenforceable, at the option of Environmental, this Agreement may then be terminated or the remainder of this Agreement shall not be affected by such invalidity or unenforceability.

     IN WITNESS WHEREOF, the parties hereto have executed, sealed and delivered this Agreement as of the day and year first above written.


ATTEST:                                COMMODORE APPLIED TECHNOLOGIES, INC.




By: /s/ Gregg M. Rosen                By: /s/ Paul E. Hannesson
   -----------------------------          --------------------------------
   Gregg M. Rosen, Assistant              Paul E. Hannesson, President and CEO
    Secretary



ATTEST:                                COMMODORE ENVIRONMENTAL SERVICES, INC.




By: /s/ Melissa Berkowitz              By: /s/ Bentley J. Blum
   -----------------------------           --------------------------------
   Melissa Berkowitz, Secretary            Bentley J. Blum, Chairman

                                  EXHIBIT LIST


Description                                               Exhibit
-----------                                               -------

Amended Warrant                                              A

Amended and Restated Promissory Note                         B

Stock Pledge Agreement                                       C

Stock Option Agreement                                       D

Preferred Stock Designation, Series B                        E

Preferred Stock Designation, Series C                        F

Preferred Stock Designation, Series D                        G

Registration Rights Agreement                                H

                            SCHEDULE LIST
                            -------------



Description                                         Schedule
-----------                                         --------

Stock Options                                       8.4

Liens                                               8.5














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